(Graphic)
Invests primarily in equity securities of Australian companies listed on The Australian Stock Exchange.

(Icon) Aberdeen Australia Equity Fund, Inc.

Annual Report
October 31, 2001

Letter to Shareholders

                                       December 21, 2001
Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the "Fund") for the year ended October 31, 2001. Included in this report is a review of the Australian economy and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, Aberdeen Asset Managers
(C.I.) Limited.

Quarterly Distribution Rate

A cash distribution for the current quarter of 15.25 cents per share was paid on October 12, 2001.

For the 12 months ended October 31, 2001, the Fund paid a total of 67.5 cents per share, which equates to an annualized cash distribution rate of 12.8%, based upon the share price of $5.29 as of October 31, 2001.

Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit.

The Fund makes quarterly distributions at an annual rate of not less than 9% of the rolling average of the Fund's prior four quarter-end Net Asset Values ("NAV"). On December 11,
2001, the Board of Directors declared a quarterly distribution of 14.75 cents per share. Consistent with the Fund's distribution policy, the Board of Directors intends to review the distribution policy at its next regularly scheduled meeting in March 2002.

Net Asset Value Performance

For the year ended October 31, 2001, the Fund's total return based on NAV decreased by 2.3% after expenses
(assuming reinvestment of distributions) compared with a 0.5% increase, in US dollar terms, in the Benchmark
(S&P/ASX 200 Accumulation Index).

Share Price Performance

The Fund's share price fell 10.0% over the year, from $5.88 on October 31, 2000 to

     ALL AMOUNTS ARE U.S. DOLLARS UNLESS OTHERWISE STATED.

2. Aberdeen Australia Equity Fund, Inc.

$5.29 on October 31, 2001.  The Fund's NAV per share was
$5.97 on October 31, 2001, representing a discount to the share price of 11.4%, compared with a discount of 14.3% on October 31, 2000.

Buy-Back Program

On March 19, 2001 the Fund announced the approval of a share buy-back program. Purchases of shares under this program commenced on June 6, 2001, and as of the date of this report 34,700 shares have been repurchased.

For information about the Fund, including weekly updates of
share prices, NAV and details of recent distributions,
please contact Aberdeen Asset Management, Investor
Relations, by:

<BUL> Calling toll free on 1-800-522-5465 in the United States,

<BUL> E-mailing at InvestorRelations@aberdeen-asset.com, or

<BUL> Visiting the website at www.aberdeen-asset.com/usa

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,


Hugh Young
Chairman and President

     ALL AMOUNTS ARE U.S. DOLLARS UNLESS OTHERWISE STATED.

                        Aberdeen Australia Equity Fund, Inc.  3

Your Board's policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the US dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. However, under the U.S.
Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders.

This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2001 were entirely comprised of return of paid-in capital.

In January 2002, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.

4 Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend
Reinvestment and Cash Purchase Plan ("the Plan"), which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the State Street Bank & Trust Company (the "Plan Agent") will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month, unless shares of the Fund are trading at a premium, in which case, the Fund will issue additional shares.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, State Street Bank & Trust Company, P.O. Box
8200, Boston, MA 02266 or toll free on 1-800-451-6788.

                        Aberdeen Australia Equity Fund, Inc.  5

Report of the Investment Manager

Investment Strategy

As the subdued economic climate continues and earnings downgrades continue to affect most companies previously perceived as growth companies, the Fund's investment focus remains on defensive stocks. Cyclical stocks are still suffering from the economic downturn, however, they are expected to provide the main source of outperformance in the Fund's portfolio once the economy rebounds.

Portfolio Composition

The following chart summarizes the composition of the Fund's portfolio, expressed as a percentage of net assets.
On October 31, 2001, the Fund held 77% of its net assets in industrial stocks, 14% in resource stocks, and 9% in short-term investments.

(Bar graph)
Aberdeen Australia Equity Fund, Inc.
Asset Allocation to October 31, 2001

Distribution Policy

For the fiscal year ended October 31, 2001 a total of 67.5 cents per share was paid to shareholders. This equates to an annualized cash distribution rate of 12.8%, based on the share price of $5.29 at October 31, 2001.

6. Aberdeen Australia Equity Fund, Inc.

Selected Equity Holdings

The following notes highlight the Fund's top ten long-term holdings at October 31, 2001.

7.7% of net assets

National Australia Bank Ltd is an international financial services group operating in Australia, New Zealand, Europe, Asia and the US. NAB is Australia's largest banking group based on global assets at March 31, 2001 of approximately
A$404 billion. The Group offers banking services, credit and access card facilities, leasing, housing and general finance, international and investment banking, mortgage servicing, portfolio management, life insurance, custodian, trustee and nominee services. The bank reported a net profit for the 2001 fiscal year of A$2,088 million, down
39% from the previous corresponding period, due to the Homeside US write downs.

The Manager intends to maintain a neutral position in the stock.

7.4% of net assets

BHP Billiton Ltd is a global natural resource company with industry leading, or near leading positions in aluminium, metallurgical coal, seaborne steaming coal, copper, ferro-alloys, iron ore and titanium minerals. The group also has substantial interests in oil, gas, LNG, nickel, diamonds and silver. Its main areas of operation are oil in Australia, the Gulf of Mexico and UK; global copper production, iron ore mining and processing in Australia and South America; coal mining in Australia and steel production in Australia. Its spin-off company, OneSteel
Ltd., has reduced BHP's steel business to a concentration in flat products. BHP Billiton made a net profit of A$2,950 million for the 2000/2001 fiscal year, up 27% from the previous corresponding period.

The Manager intends to maintain an overweight position in the stock.

7.3% of net assets

News Corporation Ltd is a leading media company with worldwide operations covering print and film media;
broadcast, cable and satellite TV; and book, newspaper and magazine publishing. It also has a range of other interests including online and digital media, sports teams and music publishing. It produces film and television entertainment through the Fox brand name and also has significant

                        Aberdeen Australia Equity Fund, Inc.  7
interests in several major broadcast platforms such as B-
Sky-B in the UK and the Fox TV network in the US. News
Corporation Ltd's new media interests include online counterparts to FOX news and sport and investments in various Internet ventures such as New Interactive in Australia. News Corporation Ltd. reported a net loss of A$745 million after one-time charges for the 2000/2001 fiscal year.

The Manager intends to maintain an underweight position in the stock.

6.8% of net assets

Australia & New Zealand Banking Group Ltd is one of
Australia's four largest banks, with assets of A$181 billion. The Bank operates through 16 specialist business units and provides general banking, mortgage lending, leasing, hire purchase, investment banking, portfolio management, stockbrokerage, and executor and trustee services. ANZ also provides corporate and institutional banking services in 11 Asian countries and retail banking services in nine countries in the Pacific region. ANZ reported a net profit for the 2001 fiscal year of A$1,870 million, up 7% from the previous corresponding period, with the cost to income ratio down to 48.3%.

The Manager intends to maintain an overweight position in the stock.

6.5% of net assets

Westpac Banking Corporation Ltd is ranked as a leading bank in both Australia and New Zealand, providing retail, commercial and institutional banking services together with investment management, insurance and financial services.
Management remains focused on optimizing its domestic banking business and integrating recent acquisitions. In addition to its commitment to its already sizeable share of the small and medium enterprise market, Westpac has launched an online banking service to provide its customers with an inexpensive and convenient method of banking. The company announced a net profit after tax for the 2001 fiscal year of A$1,903 million, up 11% from the previous corresponding period, with earnings per share growth of 16%.

The Manager intends to maintain an overweight position in the stock.

5.4% of net assets

Commonwealth Bank of Australia provides a wide range of banking, financial and related services primarily in Australia. CBA is Australia's largest retail bank,

8 Aberdeen Australia Equity Fund, Inc.

providing a full range of financial services to over 7 million retail customers in Australia, and is a leading provider of home loans in Australia, with over 23% of market share. CBA (including Colonial Bank) is Australia's largest fund manager, with A$101 billion in funds under management as of June 30, 2001. CBA's net profit for the 2000/2001 fiscal year was A$2,398 million, up 40% from the previous year.

The Manager intends to maintain an underweight position in the stock.

4.6% of net assets

QBE Insurance Group Ltd is an international insurance and reinsurance group and underwrites most forms of commercial, industrial and individual insurance policies. The Group is also involved in the management of seven Lloyd's syndicates, together with the management of workers compensation plans in New South Wales. QBE Insurance Group reported a net profit for the first half of the 2001 calendar year of A$122 million, up 54% from the profit reported for the previous corresponding period.

The Manager intends to maintain an overweight position in the stock.

4.4% of net assets

AMP Limited is a leading international financial services business, providing wealth creation and protection products and services to around 8 million customers worldwide.
Principal activities of the Group include retirement savings, funds management, life and general insurance, financial planning and banking services. AMP operates in 16 countries worldwide and has a significant presence in Australia, NZ and the UK. At June 30, 2001, AMP had assets under management of A$291 billion, and reported a net profit for the first half of the 2001 calendar year of A$403 million.

The Manager intends to maintain an overweight position in the stock.

3.9% of net assets

Telstra Corporation Ltd is Australia's largest telecommunications and information services company, providing products and services that cover all aspects of the telecommunications industry in Australia. Telstra
Corporation is the national universal service provider, ensuring that telephone services are reasonably accessible to all people in Australia. The Company is 50.1% owned by the Australian

                        Aberdeen Australia Equity Fund, Inc.  9

Government. Telstra is Australia's largest provider of internet services and mobile telecommunications services, with over 1 million online customers, and over 4.1 million
MobileNet customers. Telstra provides pay-TV services through Foxtel, and Telstra Saturn (representing the merged operations of Telstra and Austar United Communications), and has formed a strategic alliance with Vodafone, developing integrated products and services across its fixed and mobile networks. Telstra reported a net profit for the 2000/2001 fiscal year of A$4.1 billion, up 10% from the previous corresponding period.

The Manager intends to maintain an underweight position in the stock.

3.9% of net assets

Foster's Brewing Group Ltd is an international brewer, marketer and distributor of beer, wine and spirits. FGL also owns and operates pubs and retail liquor outlets across Australia. Carlton and United Breweries accounts for 56% of the Australian beer market, producing, marketing and distributing a range of prominent brands, including Fosters
Victoria Bitter, Crown Lager, Carlton, Matilda Bay and
Cascade. FGL beers are produced in 9 countries, and distributed in over 150 countries, worldwide. Beringer
Blass Wine Estates has approximately 3,500 hectares under vine in Australia and holds around 25% of the Australian wine market. The division operates 14 wineries in Australia, 7 in coastal California, and has joint ventures in Chile and New Zealand. Recently, the company reported a net profit for the 12 months ended June 30, 2001 of A$465.2 million, up 9% from the previous corresponding period.

The Manager intends to maintain an overweight position in the stock.

The Manager's intentions with respect to maintaining certain weighted positions in stock are expressed as of the date of this report, and the Manager reserves the right to change such intentions.

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry sector if, at the time of the investment, that industry sector represents 20% or more of the S&P/ASX 200 Accumulation Index.

As of October 31, 2001, the Fund had 31.5% of its assets invested in the Banking and Finance Sector. At that date, the Sector represented 24.5% of the S&P/ASX 200
Accumulation Index.

10. Aberdeen Australia Equity Fund, Inc.

Market Review and Outlook

Economy

During 2001, the Australian economy has undergone a sectoral rotation, with domestic interest rate sensitive sectors showing clear signs of improvement, while the pace of export growth has decreased as a result of a weaker global economy.

The terrorist action against the US on September 11 is likely to deepen and extend the current global economic downturn, initially expected to bottom later this year, into 2002. Global policy response to the current crisis on US and global economic activity has been swift, however, with many global central banks following the lead of the US
Federal Reserve by providing the necessary liquidity injection to help stimulate a recovery in economic performance.

The Reserve Bank of Australia (the "RBA") cut interest rates by 25 basis points in early September directly following the attacks, and by a further 25 basis points in October. This has brought the RBA's cumulative easing to a total of 1.75% since early February. The RBA's current official view on domestic growth is that Australia's growth will most likely be quite solid in the near term, outperforming its global counterparts. This assessment clearly indicates that further easing of monetary policy will be determined by developments in the global economic climate and its implications for Australia.

Stock Market

In the wake of the September 11 terrorist attacks in the United States, equity markets globally experienced heavy falls over the September quarter. Many share markets had already been under selling pressure as data releases confirmed a significant slowdown in the US and global economies. The decline in the Australian share market was the sharpest seen since the 1990 Iraqi invasion of Kuwait, with investor uncertainty escalating over the impact of the attacks on the US financial sector, US trade, and on global consumer confidence.

The Australian share market recovered to pre-September 11 levels by the end of October, following a similar recovery in US markets. Sectors that performed best over the month of October included resources, banks and media. Cuts to US and Australian interest rates provided a boost to confidence, as did local economic data which remained resilient against a deteriorating global backdrop. Banking stocks were among the Fund's stronger performers, with Commonwealth Bank, National

                        Aberdeen Australia Equity Fund, Inc.  11

Australia Bank and Westpac Banking Corporation all rising strongly. With the outlook for the economy appearing uncertain, investors have been attracted by the sector's defensive qualities and expectations of continued double digit growth in earnings per share. Westpac's earnings announcement in early November, showing an 11% increase in profit for the year ending September 30, 2001, underlined the sector's durability.

Currency

The significant depreciation of the Australian dollar has been the most effective economic response to the new threat to global growth. A weaker Australian dollar directly benefits the export and tourism sectors, those sectors likely to be affected by a softer external environment.

The widening of the differential between Australian and US interest rates has continued through 2001, reaching levels not seen since the mid 1990's. The Investment Manager expects that this should be a key source of support to the Australian currency in the near term, as will the likelihood of stronger growth momentum in the domestic economy relative to the US.

The Australian dollar has fluctuated over the year, closing at US$0.50 on October 31, 2001.

Aberdeen Asset Managers (C.I.) Limited
December 2001

12 Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments
October 31, 2001

                                          Value
Shares       Description                  (US$)
----------------------------------------------------
LONG-TERM INVESTMENTS--91.2%
Common and Preferred Stocks--91.2%
Diversified Industries--15.1%
 432,181 D   Billabong International
              Limited                 $    1,722,996
 487,201     BRL Hardy Limited             2,636,462
 331,016     Foodland Associated
              Limited                      1,900,721
1,625,440    Foster's Brewing Group
              Limited                      3,959,951
 405,813     Leighton Holdings
              Limited                      2,019,789
1,322,462    Pacifica Group Limited        2,029,863
 557,946     PaperlinX Limited             1,176,495
                                      --------------
                                          15,446,277
                                      --------------
Resources and Mining--14.5%
1,685,780    BHP Billiton Limited          7,575,933
3,052,999    M.I.M. Holdings Limited       1,505,693
 208,600     Rio Tinto Limited             3,360,134
 513,316     WMC Limited                   2,410,184
                                      --------------
                                          14,851,944
                                      --------------
Services--61.6%
 496,800     AMP Limited                   4,512,763
 980,000     Aristocrat Leisure
              Limited                      3,230,362
 773,000     Australia & New Zealand
              Banking Group Limited        6,939,978
 494,000     Australian Gas & Light
              Company Limited              2,207,617
 425,259     Brambles Industries
              Limited                      2,331,014
 368,339     Commonwealth Bank of
              Australia                    5,523,925
 973,145     ISIS Communications
              Limited*                        17,630
  95,000     Macquarie Bank Limited        1,809,752
 511,650     National Australia Bank
              Limited                      7,871,404
 500,000     News Corporation
              Limited                      3,442,230
 687,000     News Corporation
              Limited, Voting
              Preferred Stock         $    4,072,040
 362,809 D   QBE Insurance Group
              Limited                      4,752,827
 280,000 D   ResMed, Inc.*                 1,648,788
1,201,753    Stockford Limited*              184,459
1,125,984    TAB Queensland Limited        1,705,621
1,137,000    Telecom Corporation of
              New Zealand Limited          2,162,898
1,591,866    Telstra Corporation
              Limited                      3,981,500
 898,000     Westpac Banking
              Corporation Limited          6,688,394
                                      --------------
                                          63,083,202
                                      --------------
             Total common and
              preferred stocks (cost
              $99,716,452)                93,381,423
                                      --------------
Rights
 243,801     QBE Insurance Group
              Limited, expiring
              11/20/01 (cost $0)                   0
                                      --------------
             Total long-term
              investments
              (cost $99,716,452)          93,381,423
                                      --------------

Principal
Amount
(000)
---------
SHORT-TERM INVESTMENTS--8.8%
Demand Deposits--8.5%
A$
   4,686     Banque Nationale de
              Paris,
              4.50%, 11/1/01               2,358,083
  12,620     Dresdner Bank AG,
              4.30%, 11/1/01               6,350,854
     455 DD  State Street Bank &
              Trust Company,
              3.00%, 11/1/01                     229
                                      --------------
             Total demand deposits
              (cost US$8,851,512)          8,709,166
                                      --------------

See Notes to Financial Statements.       Aberdeen Australia Equity Fund, Inc. 13

October 31, 2001

Principal
Amount                                  Value
(000)     Description                   (US$)
-------------------------------------------------
Repurchase Agreement--0.3%
US$
     303  State Street Bank & Trust
          Company, 2.48%, dated
          10/31/01, due 11/1/01 in
          the amount of $303,021
          (cost $303,000;
          collateralized by
          $220,000 U.S. Treasury
          Bonds, due 8/15/17; value
          including accrued
          interest $314,079)         $    303,000
                                     ------------
          Total short-term
          investments
          (cost US$9,154,512)           9,012,166
                                     ------------
--------------------------------------------------------------------------------
Total Investments--100.0% (cost $108,870,964)                        102,393,589
Liabilities in excess of other assets                                    (32,095)
--------------------------------------------------------------------------------
Net assets--100%                                                    $102,361,494
                                                                    ============

------------------------------

 * Non-income producing security.
 D Portion of security on loan.
DD Figure is actual and not rounded to thousands.

14 Aberdeen Australia Equity Fund, Inc.       See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2001

Assets
Investments, at value (cost $108,870,964)..........................   $102,393,589
Foreign currency, at value (cost $195,591).........................        194,857
Cash...............................................................            230
Dividends and interest receivable..................................          3,048
Other assets.......................................................         89,244
                                                                      ------------
    Total assets...................................................    102,680,968
                                                                      ------------
Liabilities
Accrued expenses and other liabilities.............................        237,553
Investment management fee payable..................................         77,574
Administration fee payable.........................................          3,893
Foreign withholding tax payable....................................            454
                                                                      ------------
    Total liabilities..............................................        319,474
                                                                      ------------
Net Assets.........................................................   $102,361,494
                                                                      ------------
                                                                      ------------
Net assets were comprised of:
    Common stock, $.01 par value...................................   $    171,568
    Paid-in capital in excess of par...............................    138,196,572
                                                                      ------------
                                                                       138,368,140
    Undistributed net investment income............................         34,742
    Accumulated net realized loss on investments...................     (2,782,682)
    Net unrealized appreciation on investments.....................      6,037,138
    Accumulated net realized and unrealized foreign exchange
     losses.........................................................   (39,295,844)
                                                                      ------------
    Net assets.....................................................   $102,361,494
                                                                      ------------
                                                                      ------------
Net asset value per share:
  ($102,361,494 / 17,156,798 shares of common stock issued
  and outstanding).................................................          $5.97
                                                                      ------------
                                                                      ------------

See Notes to Financial Statements.       Aberdeen Australia Equity Fund, Inc. 15

Statement of Operations
Year Ended October 31, 2001


Net Investment Income
Income
  Dividends (net of foreign withholding taxes of $61,503)....      $  3,625,598
  Interest...................................................           456,273
  Income from securities loaned, net.........................            28,071
                                                                ------------------
  Total income...............................................         4,109,942
                                                                ------------------
Expenses
  Investment management fee..................................         1,105,354
  Directors' fees and expenses...............................           205,000
  Custodian's fees and expenses..............................           184,000
  Reports to Shareholders....................................           169,000
  Legal fees and expenses....................................           120,000
  Investor relations fees and expenses.......................            74,000
  Independent accountant's fees and expenses.................            70,000
  Administration fee.........................................            57,525
  Transfer agent's fees and expenses.........................            49,000
  Insurance expense..........................................            29,000
  Miscellaneous..............................................             9,522
                                                                ------------------
  Total operating expenses...................................         2,072,401
                                                                ------------------
Net investment income........................................         2,037,541
                                                                ------------------
Realized and Unrealized Gains (Losses) on Investments and
Foreign Currencies
Net realized loss on investment transactions.................        (2,376,854)
Net decrease in unrealized appreciation on investments.......          (618,229)
                                                                ------------------
Net loss on investments......................................        (2,995,083)
                                                                ------------------
Net decrease in net assets resulting from operations before
  net foreign exchange losses................................          (957,542)
Net realized and unrealized foreign exchange losses..........        (2,829,055)
                                                                ------------------
Net Decrease In Net Assets Resulting From Operations.........      $ (3,786,597)
                                                                ------------------
                                                                ------------------

16 Aberdeen Australia Equity Fund, Inc.       See Notes to Financial Statements.

Statement of Changes in Net Assets

                                                     Year Ended October 31,
                                            ----------------------------------------
                                                   2001                  2000
                                            ------------------    ------------------
Increase (Decrease) in Net Assets
Operations
  Net investment income..................      $  2,037,541          $  2,383,135
  Net realized gain (loss) on investment
    transactions.........................        (2,376,854)            8,667,309
  Net decrease in unrealized appreciation
    on investments.......................          (618,229)           (3,190,914)
                                            ------------------    ------------------
  Net increase (decrease) in net assets
    resulting from operations before net
    foreign exchange losses..............          (957,542)            7,859,530
  Net realized and unrealized foreign
    exchange losses......................        (2,829,055)          (26,911,282)
                                            ------------------    ------------------
  Net decrease in net assets resulting
    from operations......................        (3,786,597)          (19,051,752)
Dividends to shareholders from net
  investment income......................         --                   (2,028,314)
Distributions to shareholders from net
  realized capital gains.................         --                  (11,895,151)
Tax return of capital....................       (11,592,876)            --
Cost of Fund shares reacquired in
  repurchase program (33,200 and 0
  shares, respectively)..................          (200,299)            --
                                            ------------------    ------------------
Total decrease...........................       (15,579,772)          (32,975,217)
Net Assets
Beginning of year........................       117,941,266           150,916,483
                                            ------------------    ------------------
End of year(a)...........................      $102,361,494          $117,941,266
                                            ------------------    ------------------
                                            ------------------    ------------------
------------------------------
(a) Includes undistributed net investment
    income of:...........................      $     34,742          $  --
                                            ------------------    ------------------

See Notes to Financial Statements.       Aberdeen Australia Equity Fund, Inc. 17

Notes to Financial Statements

Aberdeen Australia Equity Fund, Inc. (formerly known as The First Australia Fund, Inc.) (the 'Fund') is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on The Australian Stock Exchange. The Fund's secondary investment objective is current income. It is expected that normally at least 65% of the Fund's total assets will be invested in equity securities listed on The Australian Stock Exchange and that current income will be derived primarily from dividends and interest on Australian corporate and governmental securities. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's Australian subcustodian bank, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:
The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency.

Security Valuation:
Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements:
In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction,

18 Aberdeen Australia Equity Fund, Inc.

including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:
Australian dollar ('A$') amounts are translated into United States dollars ('US$') on the following basis:

(i) market value of investment securities, other assets and liabilities--at the exchange rates at the end of the reporting period; and

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at October 31, 2001. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized and unrealized foreign exchange losses include realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange losses shown in the composition of net assets at October 31, 2001 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the United States dollar.

The exchange rate at October 31, 2001 was US$0.50 to A$1.00 for the Australian dollar.
                                         Aberdeen Australia Equity Fund, Inc. 19

Securities Transactions and Investment Income:
Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Dividends and Distributions:
It is the Fund's current policy to pay regular quarterly distributions at an annual rate, which is a percentage of the rolling average of the Fund's prior four quarter-end net asset values. The distributions will be made from net investment income, net realized capital gains and, to any extent necessary, paid-in capital. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

Taxes:
For federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars are recognized for tax purposes.

No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Australia imposes a withholding tax of 15% on certain dividends and 10% on certain interest.

Securities Lending:
The Fund may lend its securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash

20 Aberdeen Australia Equity Fund, Inc.

received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Reclassification of Capital Accounts:
The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. During the year ended October 31, 2001, the Fund decreased distributions in excess of net investment income by $4,688,369, decreased accumulated net realized losses on investments by $4,650,723, decreased accumulated realized and unrealized foreign exchange losses by $4,967,033 and decreased paid-in capital in excess of par by $14,306,125. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

Aberdeen Asset Managers (C.I.) Limited (formerly known as EquitiLink International Management Limited) (the 'Investment Manager') serves as investment manager to the Fund and Aberdeen Asset Management Limited (formerly known as EquitiLink Australia Limited) (the 'Investment Adviser') serves as investment adviser to the Fund pursuant to a management agreement and an advisory agreement, respectively, each dated December 22, 2000. The Investment Manager and the Investment Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $297,576 to the Investment Adviser during the year ended October 31, 2001.

                                         Aberdeen Australia Equity Fund, Inc. 21

Prudential Investments LLC (formerly known as Prudential Investments Fund Management LLC) (the 'Administrator') serves as administrator to the Fund pursuant to an agreement dated December 11, 1987 which provides the Administrator with a fee at the annual rate of the greater of $25,000 or 0.05% of the Fund's average weekly net assets.

Under terms of an Investor Relations Services Agreement, EquitiLink USA, Inc. (doing business under the name Aberdeen Asset Management ('Aberdeen')), a wholly-owned subsidiary of the Investment Manager, serves as the Fund's investor relations services provider. This agreement provides Aberdeen with a monthly retainer fee of $5,000 plus out of pocket expenses. During the year ended October 31, 2001, the Fund incurred fees of approximately $60,000 for the services of Aberdeen. As of October 31, 2001, $5,000 was due to Aberdeen. Investor relations expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2001, aggregated $52,616,183 and $67,433,833, respectively.

As of October 31, 2001, the Fund had securities on loan with an aggregate market value of $947,361. As of this date, the collateral held for securities on loan was comprised of U.S. Treasury securities with an aggregate market value of $1,040,595.

The United States federal income tax basis of the Fund's investments at October 31, 2001 was $96,565,270 and accordingly, net unrealized appreciation for United States federal income tax purposes was $5,828,319 (gross unrealized appreciation--$12,664,990; gross unrealized depreciation--$6,836,671).

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2001 of approximately $2,467,381 which expires in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

Note 4. Capital

There are 20 million shares of $.01 par value common stock authorized. At October 31, 2001 there were 17,156,798 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its common stock in the

22 Aberdeen Australia Equity Fund, Inc.

open market during any 12 month period if and when the discount to net asset value is at least 10%. Through October 31, 2001, there have been 33,200 shares repurchased and cancelled under this program.

Note 5. Dividends And Distributions

The Board of Directors of the Fund approved on December 11, 2001 a dividend of $0.1475 per share payable on January 11, 2002 to shareholders of record on December 31, 2001. Distributions may be comprised of a combination of investment income, realized capital gains and, to the extent necessary, paid-in capital.

Note 6. Beneficial Ownership; Change of Control

On January 18, 2001, Mira L.P. ('Mira') acquired an aggregate of 2,742,461 shares of common stock of the Fund from EquitiLink Holdings Limited, EquitiLink Limited, EquitiLink International Management Limited and EquitiLink USA, Inc. (collectively, the 'Sellers'), pursuant to a Stock Purchase Agreement dated as of November 10, 2000 by and between Mira and the Sellers. EquitiLink International Management Limited is the former name of the Fund's Investment Manager, and EquitiLink USA, Inc., a wholly-owned subsidiary of the Fund's Investment Manager, continues to act as the Fund's investor relations services provider pursuant to the agreement referred to in Note 2. At the time of the execution of the Stock Purchase Agreement, the Sellers were entities then affiliated with the Fund's Investment Manager. As of October 31, 2001, based upon filings with the Securities and Exchange Commission as of February 12, 2001, Mira was the beneficial owner of 30.93% of the outstanding shares of the Fund.

                                         Aberdeen Australia Equity Fund, Inc. 23

Financial Highlights

                                                                                Year
                                                                               Ended
                                                                          October 31, 2001
                                                                          ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................................       $   6.86
                                                                              --------
Net investment income..................................................            .12
Net realized and unrealized gain (loss) on investments and foreign
  currencies...........................................................           (.33)
                                                                              --------
  Total from investment operations.....................................           (.21)
                                                                              --------
Dividends from net investment income...................................             --
Distributions from net capital and currency gains......................             --
Tax return of capital..................................................           (.68)
                                                                              --------
  Total dividends and distributions....................................           (.68)
                                                                              --------
Capital reduction with respect to issuance of Fund shares..............             --
Increase resulting from Fund share repurchase..........................             --D
                                                                              --------
Net asset value, end of year...........................................       $   5.97
                                                                              --------
                                                                              --------
Market price per share, end of year....................................       $   5.29
                                                                              --------
                                                                              --------
TOTAL INVESTMENT RETURN BASED ON(Pound):
Market value...........................................................           1.06%
Net asset value........................................................          (2.32)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets................................           1.80%
Ratio of net investment income to average net assets...................           1.77%
Portfolio turnover rate................................................             50%
Net assets, end of year (000 omitted)..................................       $102,361
Average net assets (000 omitted).......................................       $115,051

(Pound) Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

     D  Less than $0.005 per share.

 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's shares.


24 Aberdeen Australia Equity Fund, Inc.       See Notes to Financial Statements.

              Year Ended October 31,
---------------------------------------------------
  2000          1999          1998          1997
---------     ---------     ---------     ---------
$    8.78     $    8.25     $    9.35     $   10.98
---------     ---------     ---------     ---------
      .14           .08           .21           .18
    (1.25)         1.26          (.41)        (1.45)
---------     ---------     ---------     ---------
    (1.11)         1.34          (.20)        (1.27)
---------     ---------     ---------     ---------
     (.12)         (.30)         (.23)         (.17)
     (.69)         (.51)         (.66)         (.18)
       --            --            --            --
---------     ---------     ---------     ---------
     (.81)         (.81)         (.89)         (.35)
---------     ---------     ---------     ---------
       --            --          (.01)         (.01)
       --            --            --            --
---------     ---------     ---------     ---------
$    6.86     $    8.78     $    8.25     $    9.35
---------     ---------     ---------     ---------
---------     ---------     ---------     ---------
$   5.875     $    8.00     $  6.5625     $    7.44
---------     ---------     ---------     ---------
---------     ---------     ---------     ---------
   (17.31)%       34.91%        (0.38)%      (15.17)%
   (12.02)%       17.77%        (0.34)%      (11.37)%

     1.66%         2.58%         1.61%         1.39%
     1.66%          .87%         2.38%         1.68%
      120%          143%          180%          270%
$ 117,941     $ 150,916     $ 141,794     $ 159,422
$ 143,801     $ 157,565     $ 149,827     $ 182,588

See Notes to Financial Statements.       Aberdeen Australia Equity Fund, Inc. 25

Report of Independent Accountants

To the Shareholders and Board of Directors of Aberdeen Australia Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Australia Equity Fund, Inc. (the 'Fund,' formerly known as The First Australia Fund, Inc.) at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 21, 2001

26 Aberdeen Australia Equity Fund, Inc.

Federal Tax Information:
Dividends and Distributions (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 2001) as to the federal income tax status of dividends paid by the Fund during such fiscal year.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit or an itemized deduction in computing their US income tax liability. It is generally more advantageous to clam a credit rather than take a deduction. For the fiscal year ended October 31, 2001 the Fund intends on passing through approximately $96,900 of ordinary income distributions as a foreign tax credit.

In January 2002, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2001.

                                         Aberdeen Australia Equity Fund, Inc. 27

Other Information (Unaudited)

Dividend Reinvestment and Cash Purchase Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'). Generally, shareholders who do not participate in the Plan will receive distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at
(800) 451-6788.

State Street Bank & Trust Company (the 'Plan Agent') serves as agent for the shareholders in administering the Plan. Dividends and capital gains distributions payable to Plan participants will be promptly invested. If the Plan declares an income dividend or capital gains distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that dividend or distribution in newly issued shares on identical terms and conditions.

In every other case Plan participants will receive shares on the following basis: If the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value, Plan participants will receive newly issued shares valued at the greater of net asset value or 95% of current market price. If, on the other hand, the net asset value plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open market. If the market price plus any applicable brokerage commission exceeds net asset value before the Plan Agent has completed its purchases, the Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.

28 Aberdeen Australia Equity Fund, Inc.

The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.

The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive certificates for whole shares and cash for fractional shares. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.

                                         Aberdeen Australia Equity Fund, Inc. 29

                       This page intentionally left blank

Directors                         Officers

Hugh Young, Chairman              Hugh Young, President
Anthony E. Aaronson               Christian Pittard, Treasurer and
David L. Elsum                      Assistant Secretary
Chris Fishwick                    Roy M. Randall, Secretary
Laurence S. Freedman              Michael Karagianis, Assistant
Howard A. Knight                    Vice President
Neville J. Miles                  Beverley Hendry, Assistant Treasurer
Peter J. O'Connell                Timothy Sullivan, Assistant Treasurer
William J. Potter                 Simon Bignell, Assistant Treasurer
Sir David Rowe-Ham                Jack R. Benintende, Assistant Treasurer
Peter D. Sacks                    Allan S. Mostoff, Assistant Secretary
John T. Sheehy                    Margaret A. Bancroft, Assistant Secretary
                                  Sander M. Bieber, Assistant Secretary


This report, including the financial statements herein, is transmitted to the shareholders of Aberdeen Australia
Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Investment Manager                Aberdeen Asset Managers (C.I.) Limited
                                  P.O. Box 578, 17 Bond Street
                                  St. Helier, Jersey, JE4 5XB Channel Islands

Investment Adviser                Aberdeen Asset Management Limited
                                  Level 6, 201 Kent Street
                                  Sydney, NSW 2000, Australia

Administrator                     Prudential Investments LLC
                                  Gateway Center Three
                                  100 Mulberry Street
                                  Newark, NJ 07102-4077

Custodian & Transfer Agent        State Street Bank and Trust Company
                                  One Heritage Drive
                                  North Quincy, MA 02171

Independent Accountants           PricewaterhouseCoopers LLP
                                  1177 Avenue of the Americas
                                  New York, NY 10036

Legal Counsel                     Dechert
                                  1775 Eye Street N.W.
                                  Washington, DC 20006-2401

                                  Stikeman Elliott
                                  Level 40, Chifley Tower
                                  Two Chifley Square
                                  Sydney, NSW 2000, Australia

Investor Relations                Aberdeen Asset Management
                                  45 Broadway, 31st Floor
                                  New York, NY 10006
                                  (800) 522-5465 or (212) 968-8800
                                  InvestorRelations@aberdeen-asset.com


                                (Icon)
                               Aberdeen
                             ASSET MANAGERS
                  Aberdeen Asset Managers (C.I.) Limited

Shares of the Aberdeen Australia Equity Fund, Inc. are traded on the American Stock Exchange and on the Pacific
Stock Exchange under the symbol "IAF". Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall
Street Journal.

                                003011103